DIMENSIONAL INVESTMENT GROUP INC.

POWER OF ATTORNEY

The undersigned officers and directors of DIMENSIONAL INVESTMENT GROUP INC. (the “Fund”) hereby appoint DAVID G. BOOTH, DAVID R. MARTIN, CATHERINE L. NEWELL, VALERIE A. BROWN, and JEFF J. JEON (with full power to any one of them to act) as attorney-in-fact and agent, in all capacities, to execute and to file any of the documents that said attorneys and agents may deem necessary or advisable to enable the Fund to comply with or register any security issued by the Fund under the Securities Act of 1933, as amended, and/or the Investment Company Act of 1940, as amended, and any rules, regulations, orders or other requirements of the U.S. Securities and Exchange Commission thereunder, with respect to the Fund’s Registration Statement on Form N-14 as it relates to the reorganization of the U.S. Large Company Portfolio, a portfolio of DFA Investment Dimensions Group Inc., with and into the U.S. Large Company Institutional Index Portfolio, a portfolio of the Fund, including any and all pre- and post-effective amendments and exhibits thereto and any and all documents required to be filed with respect thereto, with the U.S. Securities and Exchange Commission or any other regulatory authority. Each of the undersigned grants to each of said attorneys and agents full authority to do every act necessary to be done in order to effectuate the same as fully, to all intents and purposes, as he/she could do if personally present, thereby ratifying all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.

The undersigned officers and directors hereby execute this Power of Attorney as of this 18th day of December, 2009.

/s/ David G. Booth David G. Booth, Chairman, Chief Executive Officer, President, and Director	/s/ David R. Martin David R. Martin, Vice President, Chief Financial Officer, and Treasurer

/s/ George M. Constantinides George M. Constantinides, Director	/s/ Eduardo A. Repetto Eduardo A. Repetto, Director

/s/ John P. Gould John P. Gould, Director	/s/ Myron S. Scholes Myron S. Scholes, Director

/s/ Roger G. Ibbotson Roger G. Ibbotson, Director	/s/ Abbie J. Smith Abbie J. Smith, Director

THE DFA INVESTMENT TRUST COMPANY

POWER OF ATTORNEY

The undersigned officers and trustees of THE DFA INVESTMENT TRUST COMPANY (the “Fund”) hereby appoint DAVID G. BOOTH, DAVID R. MARTIN, CATHERINE L. NEWELL, VALERIE A. BROWN, and JEFF J. JEON (with full power to any one of them to act) as attorney-in-fact and agent, in all capacities, to execute and to file any of the documents that said attorneys and agents may deem necessary or advisable in furtherance of the business and affairs of the Fund and the feeder portfolios that invest in the series of the Fund, necessary for the Fund and the feeder portfolios that invest in the series of the Fund to comply with the requirements of the Securities Act of 1933, as amended, and/or the Investment Company Act of 1940, as amended, and any rules, regulations, orders or other requirements of the U.S. Securities and Exchange Commission thereunder, with respect to the Registration Statement on Form N-14 as it relates to the reorganization of the U.S. Large Company Portfolio, a portfolio of DFA Investment Dimensions Group Inc., with and into the U.S. Large Company Institutional Index Portfolio, a portfolio of Dimensional Investment Group Inc., each of which is a feeder portfolio that invests in The U.S. Large Company Series of the Fund, including any and all pre- and post-effective amendments and exhibits thereto and any and all documents required to be filed with respect thereto, with the U.S. Securities and Exchange Commission or any other regulatory authority. Each of the undersigned grants to each of said attorneys and agents full authority to do every act necessary to be done in order to effectuate the same as fully, to all intents and purposes, as he/she could do if personally present, thereby ratifying all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.

The undersigned officers and trustees hereby execute this Power of Attorney as of this 18th day of December, 2009.

/s/ David G. Booth David G. Booth, Chairman, Chief Executive Officer, President, and Trustee	/s/ David R. Martin David R. Martin, Vice President, Chief Financial Officer, and Treasurer

/s/ George M. Constantinides George M. Constantinides, Trustee	/s/ Eduardo A. Repetto Eduardo A. Repetto, Trustee

/s/ John P. Gould John P. Gould, Trustee	/s/ Myron S. Scholes Myron S. Scholes, Trustee

/s/ Roger G. Ibbotson Roger G. Ibbotson, Trustee	/s/ Abbie J. Smith Abbie J. Smith, Trustee